UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2018 (June 28, 2018)

Nobilis Health Corp.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-37349

British Columbia	98-1188172
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

11700 Katy Freeway, Suite 300, Houston, Texas 77079
(Address of principal executive offices)

(713) 355-8614
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective as of June 28, 2018, the following corporate governance change took place with respect to Nobilis Health Corp. (the “Company”):

Mr. Mike Nichols concluded his tenure on the board.

At this year's annual general meeting of shareholders (the “Annual Meeting”), Mr. Nichols did not stand for re-election to the board of directors. His role as a director for the Company concluded effective June 28, 2018, the date of the Annual Meeting.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 28, 2018, the Company held its Annual Meeting at the Company’s corporate office in Houston, Texas. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 30, 2018:

1. Setting the Number of Directors at Five

According to proxies received, the shareholders vote in favor of setting the number of directors of the Board of Directors at five (5) for the ensuing year. The following are the voting results on this matter:

Resolution	# Votes For	% Votes For	# Votes Against	% Votes Against
Setting the Number of Directors at Five	29,835,762	96.14%	1,197,688	3.86%

2. Election of Directors

According to proxies received and ballots cast, the voting results in respect of the nomination of each of the individuals listed below to serve as a director of the Company until the next annual meeting of shareholders of the Company or until their successors are elected and appointed are as follows:

Nominee	# Votes For	% Votes For	# Votes Withheld	% Votes Withheld
Harry Fleming	29,601,179	95.38%	1,432,271	4.62%
Steve Ozonian	28,696,508	92.47%	2,336,942	7.53%
Tom Foster	27,680,845	89.20%	3,352,605	10.80%
Neil Badlani, M.D.	28,684,169	92.43%	2,349,281	7.57%
Susan Watt	29,209,231	94.12%	1,824,219	5.88%

3. Appointment of Auditor

According to proxies received, Crowe, LLP was appointed as the Company’s auditors and the directors of the Company were authorized to fix the remuneration to be paid to the auditors. The following are the voting results on this matter:

Resolution	# Votes For	% Votes For	# Votes Withheld	% Votes Withheld
Appointment of Crowe, LLP as Auditor	49,687,934	97.95%	1,042,465	2.05%

4. Approval of Second Amended Stock Option Plan

At the Meeting, the Shareholders were asked to consider and if thought fit, approve an ordinary resolution approving the administrative changes and the unallocated options under the Company’s Stock Option Plan. The text of the ordinary resolution which management intends to place before the Meeting for the approval of the administrative changes and unallocated options under the Option Plan is as follows:

“BE IT RESOLVED as an ordinary resolution of the Company that:

1. all administrative changes to the Second Amended Stock Option Plan of the Company are hereby approved and authorized;

2. all unallocated options under the Second Amended Stock Option Plan of the Company, as amended from time to time, are hereby approved and authorized, which approval shall be effective until June 28, 2021; and

3. any one (or more) director or officer of the Company is, hereby authorized and directed, on behalf of the Company, to take all necessary steps and proceedings and to execute, deliver and file any and all declarations, agreements, documents and other instruments and do all such other acts and things that may be necessary or desirable to give effect to this ordinary resolution.”

According to proxies received, the shareholders approved the foregoing resolution. The following are the voting results on this matter:

Resolution	# Votes For	% Votes For	# Votes Against	% Votes Against
Approving Administrative Changes to the Second Amended Stock Option Agreement	23,987,110	77.29%	7,046,340	22.71%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILIS HEALTH CORP.

/s/ David Young
David Young
Chief Financial Officer

Date: June 28, 2018

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99.1	Press Release date June 28, 2018